Harbor Active Small Cap Growth ETF
Supplement dated April 16, 2026 to the Prospectus, dated March 1, 2026

Effective immediately, the “Fund Summary - Portfolio Managers” section of the Fund’s Prospectus is revised as follows:
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Andrew L. Beja, CFA. Mr. Beja is Senior Vice President and Managing Director at Granahan and has served as a portfolio manager for the Fund since 2026.
Jeffrey A. Harrison, CFA. Mr. Harrison is Senior Vice President and Managing Director at Granahan and has served as a portfolio manager for the Fund since 2026.
David M. Rose, CFA. Mr. Rose is Senior Vice President, Chief Investment Officer and Managing Director at Granahan and has served as a portfolio manager for the Fund since 2026.
Richard Watson, CFA. Mr. Watson is Senior Vice President at Granahan and has served as a portfolio manager for the Fund since 2026.
Kelvin Jiang, CFA. Mr. Jiang is Vice President at Granahan and has served as a portfolio manager for the Fund since 2026.
Investors Should Retain This Supplement For Future Reference
S0426.P.ETF